GS MORTGAGE SECURITIES CORP.,

Depositor,

LONG BEACH MORTGAGE COMPANY,

Master Servicer and Responsible Party,

and

DEUTSCHE BANK NATIONAL TRUST COMPANY,

Trustee

AMENDMENT NO. 1 dated as of
MAY 1, 2006 TO THE

POOLING AND SERVICING AGREEMENT

DATED AS OF JANUARY 1, 2006

GSAMP TRUST 2006-S1

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2006-S1

AMENDMENT NO. 1 made as of this 1st day of May 2006, among GS MORTGAGE SECURITIES CORP., as depositor (the “Depositor”), LONG BEACH MORTGAGE COMPANY, as responsible party (in such capacity, the “Responsible Party”) and as master servicer (in such capacity, the “Master Servicer”), and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Depositor, the Responsible Party, the Trustee and the Master Servicer entered into a Pooling and Servicing Agreement (the “Agreement”) dated as of January 1, 2006, relating to the issuance of Mortgage Pass-Through Certificates, Series 2006-S1; and

WHEREAS, the Depositor, the Responsible Party, the Trustee and the Master Servicer desire to amend the terms of the Agreement pursuant to and in accordance with the first paragraph of Section 10.01 of the Agreement.

NOW, THEREFORE, in consideration of the mutual premises and agreements herein, the Depositor, the Responsible Party, the Master Servicer and the Trustee agree as follows:

1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

2. Article I of the Agreement is hereby amended effective as of the date hereof by adding the following definitions to Section 1.01:

Certificate Registrar: The registrar appointed pursuant to Section 5.02.

Permanent Regulation S Global Class B-2 Certificate: Any one of the Class B-2 Certificates substantially in the form of Exhibit Y hereto, and more fully described in Section 5.02(g) hereof.

Temporary Regulation S Global Class B-2 Certificate: Any one of the Class B-2 Certificates substantially in the form of Exhibit X hereto, and more fully described in Section 5.02(g) hereof.

Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

3. Article V of the Agreement is hereby amended effective as of the date hereof by adding the following to the end of Section 5.01:

No Ownership Interest in a Temporary Regulation S Global Class B-2 Certificate or Permanent Regulation S Global Class B-2 Certificate may at any time be transferred to a transferee that takes delivery in the form of a Definitive Certificate.

4. Article V of the Agreement is hereby amended effective as of the date hereof by deleting in its entirety the first paragraph of Section 5.02(a) and replacing it with the following:

(a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

5. Article V of the Agreement is hereby amended effective as of the date hereof by adding the following new Section 5.02(g):

(g)  (i) Class B-2 Certificates sold to “qualified institutional buyers” as defined in and in reliance on Rule 144A under the Securities Act shall be represented by one or more Rule 144A Global Class B-2 Certificates. Class B-2 Certificates sold in offshore transactions in reliance on Regulation S under the Securities Act shall be represented initially by Temporary Regulation S Global Class B-2 Certificates.

  (ii) The Temporary Regulation S Global Class B-2 Certificates shall be exchanged on the later of (i) 40 days after the later of the Closing Date and (ii) the date on which the requisite certifications are due to and provided to the Trustee (the later of clauses (i) and (ii), the “Exchange Date”) for Permanent Regulation S Global Class B-2 Certificates. Permanent Regulation S Global Class B-2 Certificates shall be issued in registered form, without coupons, and deposited upon the order of the Transferor with the Trustee as custodian for and registered in the name of a nominee of the Depository for credit to the account of the depositaries for Euroclear and Clearstream.

  (iii) A Certificate Owner holding an interest in a Temporary Regulation S Global Class B-2 Certificate may receive payments in respect of the Certificates on the Temporary Regulation S Global Class B-2 Certificate, only after the delivery, to Euroclear or Clearstream, as the case may be, of a written certification substantially in the form set forth in Exhibit V, and upon delivery by Euroclear or Clearstream, as the case may be, to the Trustee and Certificate Registrar of a certification or certifications substantially in the form set forth in Exhibit W. The delivery by a Certificate Owner of the certification referred to above shall constitute its irrevocable instruction to Euroclear or Clearstream, as the case may be, to arrange for the exchange of the Certificate Owner’s interest in the Temporary Regulation S Global Class B-2 Certificate for a beneficial interest in the Permanent Regulation S Global Class B-2 Certificate after the Exchange Date in accordance with paragraph (v) below.

  (iv) After (i) the Exchange Date and (ii) receipt by the Certificate Registrar of written instructions from Euroclear or Clearstream, as the case may be, directing the Certificate Registrar to credit or cause to be credited to either Euroclear’s or Clearstream’s, as the case may be, Depository’s account a beneficial interest in the Permanent Regulation S Global Class B-2 Certificate in a principal amount not greater than that of the beneficial interest in the Temporary Regulation S Global Class B-2 Certificate, the Certificate Registrar shall instruct the Depository to reduce the principal amount of the Temporary Regulation S Global Class B-2 Certificate and increase the principal amount of the Permanent Regulation S Global Class B-2 Certificate, by the principal amount of the beneficial interest in the Temporary Regulation S Global Class B-2 Certificate to be so transferred, and to credit or cause to be credited to the account of Euroclear, Clearstream or a Person who has an account with the Depository as the case may be, a beneficial interest in the Permanent Regulation S Global Class B-2 Certificate having a Certificate Balance of the Temporary Regulation S Global Class B-2 Certificate that was reduced upon the transfer. Upon return of the entire principal amount of the Temporary Regulation S Global Class B-2 Certificate to the Trustee in exchange for beneficial interests in the Permanent Regulation S Global Class B-2 Certificate, the Trustee shall cancel the Temporary Regulation S Global Class B-2 Certificate by perforation and shall forthwith destroy it.

  (v) For transfer of an interest in a Permanent Regulation S Global Class B-2 Certificate for an interest in the Rule 144A Global Class B-2 Certificate, if the Certificateholder of a beneficial interest in an Permanent Regulation S Global Class B-2 Certificate deposited with the Depository wishes at any time to exchange its interest in the Permanent Regulation S Global Class B-2 Certificate, or to transfer its interest in the Permanent Regulation S Global Class B-2 Certificate to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Class B-2 Certificate, the Certificateholder may, subject to the rules and procedures of Euroclear or Clearstream and the Depository, as the case may be, give directions for the Certificate Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the Rule 144A Global Class B-2 Certificate. Upon receipt by the Certificate Registrar of instructions from Euroclear or Clearstream or from the Depository, as the case may be, directing the Certificate Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Class B-2 Certificate equal to the Percentage Interest in the Permanent Regulation S Global Class B-2 Certificate to be exchanged or transferred (such instructions to contain information regarding the Depository Participant account to be credited with the increase, and, with respect to an exchange or transfer of an interest in the Permanent Regulation S Global Class B-2 Certificate, information regarding the Depository Participant account to be debited with the decrease), the Certificate Registrar shall instruct the Depository to reduce the Permanent Regulation S Global Class B-2 Certificate by the aggregate principal amount of the beneficial interest in the Permanent Regulation S Global Class B-2 Certificate to be exchanged or transferred, and the Certificate Registrar shall instruct the Depository, concurrently with the reduction, to increase the principal amount of the Rule 144A Global Class B-2 Certificate by the aggregate Certificate Balance of the beneficial interest in the Permanent Regulation S Global Class B-2 Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the Rule 144A Global Class B-2 Certificate equal to the reduction in the Certificate Balance of the Permanent Regulation S Global Class B-2 Certificate.

  (vi) For transfers of an interest in the Rule 144A Global Class B-2 Certificate for an interest in a Regulation S Book-Entry Certificate, if a Certificate Owner holding a beneficial interest in the Rule 144A Global Class B-2 Certificate wishes at any time to exchange its interest in the Rule 144A Global Class B-2 Certificate for an interest in a Regulation S Book-Entry Certificate, or to transfer its interest in the 144A Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of an interest in the Regulation S Book-Entry Certificate, the Certificateholder may, subject to the rules and procedures of the Depository, give directions for the Certificate Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the Regulation S Book-Entry Certificate. Upon receipt by the Certificate Registrar of (A) instructions given in accordance with the Depository’s procedures from a Depository Participant directing the Certificate Registrar to credit or cause to be credited a beneficial interest in the Regulation S Book-Entry Certificate in an amount equal to the beneficial interest in the Rule 144A Global Class B-2 Certificate, as applicable, to be exchanged or transferred, (B) a written order given in accordance with the Depository’s procedures containing information regarding the account of the depositaries for Euroclear or Clearstream or another Depository Participant, as the case may be, to be credited with the increase and the name of the account and (C) certificates in the forms of Exhibits V and W, respectively, given by the Certificate Owner and the proposed transferee of the interest, the Certificate Registrar shall instruct the Depository to reduce the Rule 144A Global Class B-2 Certificate by the aggregate principal amount of the beneficial interest in the Rule 144A Global Class B-2 Certificate to be so exchanged or transferred and the Certificate Registrar shall instruct the Depository, concurrently with the reduction, to increase the principal amount of the Regulation S Book-Entry Certificate by the aggregate Certificate Balance of the beneficial interest in the Rule 144A Global Class B-2 Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the Regulation S Book-Entry Certificate equal to the reduction in the Certificate Balance of the Rule 144A Global Class B-2 Certificate.

  (vii) Notwithstanding any other provisions of this Section 5.02(g) a Purchaser for the Class B-2 Certificates may exchange beneficial interests in the Temporary Regulation S Global Class B-2 Certificate held by it for interests in the Rule 144A Global Class B-2 Certificate only after delivery by the Purchaser of instructions for the exchange substantially in the form of Exhibit Z this doc. Upon receipt of the instructions provided in the preceding sentence, the Certificate Registrar shall instruct the Depository to reduce the principal amount of the Temporary Regulation S Global Class B-2 Certificate to be so transferred and shall instruct the Depository to increase the principal amount of the Rule 144A Global Class B-2 Certificate, and credit or cause to be credited to the account of the Purchaser a beneficial interest in the Rule 144A Global Class B-2 Certificate having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Class B-2 Certificate was reduced upon the transfer pursuant to the instructions provided in the first sentence of this clause (vii).

  (viii) In the event that a transfer of a Class B-2 Certificate which is a Definitive Certificate is to be made, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to the Securities Act, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer.

  (ix) The Holder of a Class B-2 Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with the provisions of this Agreement.

6. The Agreement is hereby amended effective as of the date hereof by adding the following new Exhibit V:

EXHIBIT V

FORM OF
CERTIFICATE TO BE GIVEN BY TRANSFEREE
OF BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
GLOBAL CLASS B-2 CERTIFICATE

Euroclear Clearstream Banking, societe anonyme
151 Boulevard Jacqmain 67 Boulevard Grand-Duchesse Charlotte
B- 1210 Brussels, Belgium L- 1331 Luxembourg

Re:
GS Mortgage Securities Corp., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-S1, Class B-2, issued pursuant to the Pooling and Servicing Agreement dated as of January 1, 2006 among GS MORTGAGE SECURITIES CORP., LONG BEACH MORTGAGE COMPANY, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the “Certificates”)

This is to certify that as of the date hereof, and except as set forth below, for purposes of acquiring a beneficial interest in the Certificates, the undersigned certifies that it is not a U.S. person (as defined in Rule 901 under the Securities Act of 1933, as amended).

The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you in which the undersigned intends to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated
By:

7. The Agreement is hereby amended effective as of the date hereof by adding the following new Exhibit W:

EXHIBIT W

FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CLEARSTREAM

GS Mortgage Securities Corp.

Re:
GS Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2006-S1, Class B-2, issued pursuant to the Pooling and Servicing Agreement dated as of January 1, 2006 among GS MORTGAGE SECURITIES CORP., LONG BEACH MORTGAGE COMPANY, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the “Certificates”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organizations”) as of the date hereof, $____________ principal amount of the Certificates is owned by persons (a) that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended (the “Securities Act”)) or (b) who purchased their Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

We further certify (a) that we are not making available herewith for exchange any portion of the related Temporary Regulation S Global Class B-2 Certificate excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof

We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date: ____________

Yours faithfully,

__________________

* To be dated no earlier By: ______________________ than the Effective Date. Morgan Guaranty Trust Company of New York, Brussels Office, as Operator of the Euroclear Clearance System Clearstream Banking, societe anonyme

8. The Agreement is hereby amended effective as of the date hereof by adding the following new Exhibit X:

EXHIBIT X

FORM OF TEMPORARY REGULATION S GLOBAL CLASS B-2 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND CERTAIN OTHER ASSETS.

THIS CERTIFICATE IS A TEMPORARY REGULATION S GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). NEITHER THIS TEMPORARY REGULATION S GLOBAL CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE 1933 ACT AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

IF THIS CERTIFICATE IS A PHYSICAL CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H (THE “TRANSFEROR LETTER”) TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (i) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I-1 (THE ‘RULE 144A LETTER”) OR A NON-RULE 144-A INVESTMENT LETTER IN THE FORM OF EXHIBIT I-2 TO THE AGREEMENT REFERRED TO HEREIN OR (ii) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THE AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE THE CERTIFICATIONS SET FORTH IN THE REPRESENTATION LETTER REFERRED TO ABOVE, AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

Certificate No.	:	1
Cut-off Date	:	January 1, 2006
First Distribution Date	:	February 27, 2006
Initial Certificate Balance of this Certificate (“Denomination”)	:	$8,786,000
Initial Certificate Balances of all Certificates of this Class	:	Class	Class Certificate Balance
		Class B-2	$8,786,000
CUSIP	:	Class	CUSIP No.
		Class B-2	U03912 FH 7
ISIN	:	Class	ISIN
		Class B-2	USU03912FH75

GS MORTGAGE SECURITIES CORP.

GSAMP Trust 2006-S1
Mortgage Pass-Through Certificates, Series 2006-S1
Class B-2

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Responsible Party or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the “Agreement”), among GS Mortgage Securities Corp., as depositor (the “Depositor”), Long Beach Mortgage Company, as master servicer (the “Master Servicer”), Long Beach Mortgage Company, as responsible party (the “Responsible Party”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of a Certificate of this Class shall be made unless the Trustee shall have received (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, (ii) if the transferee is an insurance company, a representation letter that the transferee is using the assets of its general account and that the purchase and holding of this Certificate are covered under Section I and III of Prohibited Transaction Class Exemption 95-60 or (iii) an Opinion of Counsel satisfactory to the Trustee, to the effect that the purchase and holding of this Certificate will not constitute or result in a prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee or the Servicer to any obligation in addition to those expressly undertaken in the Agreement or to any liability, which representation letter or Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA, Section 4975 of the Code or Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect. If this Certificate is a Book-Entry Certificate, the proposed transferee will be deemed to have made the certifications set forth in the representation letter referred to above, as if such Certificate were evidenced by a Physical Certificate.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) a Rule 144A Letter or a Non-Rule 144A Investment Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

*  *  *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity, but solely as Trustee

By:

Authenticated:

By:__________________________________________________
Authorized Signatory of
DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity,
but solely as Trustee

GS MORTGAGE SECURITIES CORP.
GSAMP TRUST 2006-S1

Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2006-S1 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date (or if such day is not a Business Day, on the immediately preceding Business Day).

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Master Servicer (at the direction of the Majority Class X Certificateholder) will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________________ for the account of _______________________________________ account number               , or, if mailed by check, to ______________________________________________.

Applicable statements should be mailed to _______________________________.

This information is provided by________________________________________, the assignee named above, or _______________________________, as its agent.

9. The Agreement is hereby amended effective as of the date hereof by adding the following new Exhibit Y:

EXHIBIT Y

FORM OF PERMANENT REGULATION S GLOBAL CLASS B-2 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND CERTAIN OTHER ASSETS.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)) PRIOR TO THE EXCHANGE DATE EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

IF THIS CERTIFICATE IS A PHYSICAL CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H (THE “TRANSFEROR LETTER”) TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (i) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I-1 (THE ‘RULE 144A LETTER”) OR A NON-RULE 144-A INVESTMENT LETTER IN THE FORM OF EXHIBIT I-2 TO THE AGREEMENT REFERRED TO HEREIN OR (ii) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT.

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

THE CERTIFICATES DESCRIBED HEREIN MAY ONLY BE OFFERED TO (I) “QUALIFIED INSTITUTIONAL BUYERS” AS DEFINED UNDER RULE 144A AND/OR (II) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE “QUALIFIED INSTITUTIONAL BUYERS” AND WHICH ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THE AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE THE CERTIFICATIONS SET FORTH IN THE REPRESENTATION LETTER REFERRED TO ABOVE, AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

Certificate No.	:	1
Cut-off Date	:	January 1, 2006
First Distribution Date	:	February 27, 2006
Initial Certificate Balance of this Certificate (“Denomination”)	:	$8,786,000
Initial Certificate Balances of all Certificates of this Class	:	Class	Class Certificate Balance
		Class B-2	$8,786,000
CUSIP	:	Class	CUSIP No.
		Class B-2	U03912 FH 7
ISIN	:	Class	ISIN
		Class B-2	USU03912FH75

GS MORTGAGE SECURITIES CORP.

GSAMP Trust 2006-S1
Mortgage Pass-Through Certificates, Series 2006-S1
Class B-2

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Responsible Party or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the “Agreement”), among GS Mortgage Securities Corp., as depositor (the “Depositor”), Long Beach Mortgage Company, as master servicer (the “Master Servicer”), Long Beach Mortgage Company, as responsible party (the “Responsible Party”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of a Certificate of this Class shall be made unless the Trustee shall have received (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, (ii) if the transferee is an insurance company, a representation letter that the transferee is using the assets of its general account and that the purchase and holding of this Certificate are covered under Section I and III of Prohibited Transaction Class Exemption 95-60 or (iii) an Opinion of Counsel satisfactory to the Trustee, to the effect that the purchase and holding of this Certificate will not constitute or result in a prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee or the Servicer to any obligation in addition to those expressly undertaken in the Agreement or to any liability, which representation letter or Opinion of Counsel shall not be an expense of the Trustee, the Servicer or the Trust Fund. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA, Section 4975 of the Code or Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect. If this Certificate is a Book-Entry Certificate, the proposed transferee will be deemed to have made the certifications set forth in the representation letter referred to above, as if such Certificate were evidenced by a Physical Certificate.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) a Rule 144A Letter or a Non-Rule 144A Investment Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

*  *  *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity, but solely as Trustee

By:

Authenticated:

By:____________________________________________________
Authorized Signatory of
DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity,
but solely as Trustee

GS MORTGAGE SECURITIES CORP.
GSAMP TRUST 2006-S1

Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2006-S1 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date (or if such day is not a Business Day, on the immediately preceding Business Day).

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Master Servicer (at the direction of the Majority Class X Certificateholder) will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________________ for the account of _______________________________________ account number               , or, if mailed by check, to _________________________________________.

Applicable statements should be mailed to _______________________________.

This information is provided by__________________________________, the assignee named above, or _______________________________________ as its agent.

10. The Agreement is hereby amended effective as of the date hereof by adding the following new Exhibit Z:

EXHIBIT Z

FORM OF
TRANSFER CERTIFICATE FOR EXCHANGE OR
TRANSFER FROM RULE 144A GLOBAL CLASS B-2 CERTIFICATE
TO REGULATION S GLOBAL CLASS B-2 CERTIFICATE

Deutsche Bank National Trust Company

Re:
GS Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2006-S1, Class B-2, issued pursuant to the Pooling and Servicing Agreement dated as of January 1, 2006 (the “Agreement”), among GS MORTGAGE SECURITIES CORP., LONG BEACH MORTGAGE COMPANY and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the “Certificates”)

Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to U.S. $____________ principal amount of Certificates that are held as a beneficial interest in the 144A Class B-2 Certificate (CUSIP No. ________) with DTC in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of the beneficial interest for an interest in the Permanent Regulation S Global Class B-2 Certificate (CUSIP No. ________) to be held with [Euroclear] [Clearstream Banking] through DTC.

In connection with the request and in receipt of the Certificates, the Transferor does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Certificates and:

(a) pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

(i) the offer of the Certificates was not made to a person in the United States of America,

[(ii) at the time the buy order was originated, the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States of America,

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,]**/

(iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable,

(iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

(b) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Certificates are being transferred in a transaction permitted by Rule 144 under the Securities Act.

This certification and the statements contained herein are made for your benefit and the benefit of the issuer and the [Purchaser].

[Insert name of Transferor]

Dated:
By:

Title:

__________________
** Insert one of these two provisions, which come from the definition of “offshore transactions” in Regulation S.

IN WITNESS WHEREOF, the Depositor, the Trustee, the Responsible Party and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

[SIGNATURE PAGE FOLLOW]

GS MORTGAGE SECURITIES CORP., as Depositor

By:	/s/ Michelle Gill
Name:	Michelle Gill
Title:	Managing Director

DEUTSCHE BANK NATIONAL TRUST COMPANY, solely as Trustee and not in its individual capacity

By:	/s/ Jennifer Hermansader
Name:	Jennifer Hermansader
Title:	Associate

By:	/s/ Karlene Benvenuto
Name:	Karlene Benvenuto
Title:	Authorized Signer

LONG BEACH MORTGAGE COMPANY, as Responsible Party

By:	/s/ James Mark
Name:	James Mark
Title:	First Vice President

LONG BEACH MORTGAGE COMPANY, as Master Servicer

By:	/s/ James Mark
Name:	James Mark
Title:	First Vice President